Fees Summary	Aug. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,276,390.12
Previously Paid Amount	0.00
Total Fee Amount	8,047.97
Total Offset Amount	0.00
Net Fee	$ 8,047.97